UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)      May 4, 1998
                                                              -----------


                         CLUB CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

     NEVADA          33-89818,  33-96568,  AND  333-08041     75-1311242
  (State or other             (Commission                    (I.R.S. Employer
   jurisdiction of             File  Numbers)                Identification No.)
    incorporation)


     3030  LBJ  FREEWAY,  SUITE  700,  DALLAS,  TEXAS          75234
     (Address  of  principal  executive  offices)          (Zip  Code)

    Registrant's telephone number, including area code:  (972) 243-6191

                                      NONE
       (Former name or former address, if changed since last report)

Item  8.    Change  in  Fiscal  Year

Club Corporation International (the "Company") has decided to modify its accounting periods effective in fiscal 1998, from the fiscal year ending on the Wednesday closest to December 31 to the fiscal year ending on the Tuesday closest to December 31. Accordingly, under the new fiscal year calendar, the Company's fiscal 1998 year end will be December 29, 1998. Due to the relative proximity of the new fiscal year and the old fiscal year date, no restatement will be required. The first Securities and Exchange Commission report affected by this change will be the 1998 Year End Report on Form 10-K for the fiscal year ended December 29, 1998.


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant:

CLUB  CORPORATION  INTERNATIONAL


By:    /s/  James  P.  McCoy,  Jr.
       -----------------------------
       James  P.  McCoy,  Jr.
       Executive  Vice  President  and
       Chief  Financial  Officer
       (chief  accounting  officer)


Date:  May  8,  1998